Ex-99.e.2.ii

AMENDMENT NO. 3 TO

APPENDIX A

TO THE THIRD AMENDED AND RESTATED FINANCIAL INTERMEDIARY
DISTRIBUTION AGREEMENT
as of October 23, 2009

Delaware Group® Adviser Funds
     Delaware Diversified Income Fund
     Delaware U.S. Growth Fund

Delaware Group® Cash Reserve
     Delaware Cash Reserve® Fund

Delaware Group® Equity Funds I
     Delaware Mid Cap Value Fund

Delaware Group® Equity Funds II
     Delaware Large Cap Value Fund
     Delaware Value® Fund

Delaware Group® Equity Funds III
     Delaware American Services Fund
     Delaware Small Cap Growth Fund
     Delaware Trend® Fund

Delaware Group® Equity Funds IV
     Delaware Growth Opportunities Fund
     Delaware Global Real Estate Securities Fund
     Delaware Healthcare Fund

Delaware Group® Equity Funds V
     Delaware Dividend Income Fund
     Delaware Small Cap Core Fund
     Delaware Small Cap Value Fund

Delaware Group® Foundation Funds®
     Delaware Foundation® Growth Allocation Fund
     Delaware Foundation® Moderate Allocation Fund
     Delaware Foundation® Conservative Allocation Fund
     Delaware Foundation® Equity Fund

Delaware Group® Income Funds
     Delaware Corporate Bond Fund
     Delaware Extended Duration Bond Fund
     Delaware High-Yield Opportunities Fund
     Delaware Core Bond Fund

Delaware Group® Government Fund
     Delaware Core Plus Bond Fund
     Delaware Inflation Protected Bond Fund

Delaware Group® Limited-Term Government Funds
     Delaware Limited-Term Diversified Income Fund

Delaware Group® State Tax-Free Income Trust
     Delaware Tax-Free Pennsylvania Fund

Delaware Group® Tax-Free Fund
     Delaware Tax-Free USA Fund
     Delaware Tax-Free USA Intermediate

Delaware Group® Tax-Free Money Fund
     Delaware Tax-Free Money Fund®

Delaware Group® Global & International Funds
     Delaware Emerging Markets Fund
     Delaware Global Value Fund
     Delaware International Value Equity Fund
     Delaware Focus Global Growth Fund

Delaware Pooled® Trust
     The Real Estate Investment Trust Portfolio I

Voyageur Insured Funds
     Delaware Tax-Free Arizona Fund

Voyageur Intermediate Tax-Free Funds
     Delaware Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds
     Delaware Minnesota High-Yield Municipal Bond Fund
     Delaware National High-Yield Municipal Bond Fund
     Delaware Tax-Free California Fund
     Delaware Tax-Free Idaho Fund
     Delaware Tax-Free New York Fund

Voyageur Mutual Funds II
     Delaware Tax-Free Colorado Fund

Voyageur Mutual Funds III
     Delaware Large Cap Core Fund
     Delaware Select Growth Fund

Voyageur Tax Free Funds
     Delaware Tax-Free Minnesota Fund